                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2005
                                                         ----------------

                           JACKSONVILLE BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          Federal                    000-49792               33-1002258
-----------------------------      --------------       ---------------------
(State or Other Jurisdiction)       (Commission           (I.R.S. Employer
      of Incorporation)               File No.)           Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                 62650
-----------------------------------------------             -------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K


ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The Company announced its December 31, 2004 financial results by release. The news release is included as an exhibit.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)         No financial statements of businesses acquired are required.

(b)         No pro forma financial information is required.

(c) Attached as an exhibit is Jacksonville Bancorp, Inc.'s (the "Company") news release announcing its December 31, 2004 earnings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       JACKSONVILLE BANCORP, INC.


DATE:  January 10, 2005                By: /s/ Richard A. Foss
                                           -------------------------------------
                                           Richard A. Foss
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

99.1 News release dated January 10, 2005 announcing December 31, 2004 earnings.